                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 17, 2000


                         First Union Direct Bank, N.A.
      (Successor to the First Union National Bank of Georgia as Originator
                  of the First Union Master Credit Card Trust)
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             (Exact name of registrant as specified in its charter)

                                  on behalf of

                      First Union Master Credit Card Trust

         United States                 33-98546                56-2017017
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(State or Other Jurisdiction   (Commission File Number)  (IRS Employer
of Incorporation)                                        Identification Number)

         600 Broad Street
         Augusta, Georgia                                 30903
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(Address of Principal Executive Office)                 (Zip Code)

Registrant's telephone number, including area code (706) 823-2580

                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.     Not Applicable.

Item 2.     Not Applicable.

Item 3.     Not Applicable.

Item 4.     Not Applicable.

Item 5.   The First Union Master Credit Card Trust, Series 1996-1
            Certificateholders' Statement for the period of June 2000 was delivered to Certificateholders on July 17, 2000.

Item 6.     Not Applicable.

Item 7.     Exhibits.

The following are filed as Exhibits to this Report under Exhibits 20.1 and 20.2.

      Exhibit 20.1 First Union Master Credit Card Trust, Series 1996-1
                   Certificateholders' Statement for the July 17, 2000 Distribution Date.

      Exhibit 20.2 Trust and Public Series Summary for the First Union Master
                   Credit Card Trust as of June, 2000.

Item 8.     Not Applicable.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                          FIRST UNION DIRECT BANK, N.A.,
                                          on behalf of the First Union
                                          Master Credit Card Trust

                                          By:      /s/ James H. Gilbraith II
                                                -------------------------------
                                             Name:  James H. Gilbraith II
                                             Title: Managing Director

                                 EXHIBIT INDEX

Exhibit        Description
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Exhibit 20.1       First Union Master Credit Card Trust, Series 1996-1
                   Certificateholders' Statement for the July 17, 2000
                   Distribution Date.

Exhibit 20.2       Trust and Public Series Summary for the First Union Master
                   Credit Card Trust as of June 2000.